UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8K

                            CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

                          DECEMBER 14, 1999
                           (Date of Report)

                 INNOVATIVE TECHNOLOGY SYSTEMS, INC.
            (Name of Small Business issuer in its charter)


 FLORIDA                   0-25947                65-0386286
(State or other     (Commission File No.)       (IRS Employer
jurisdiction of                               Identification No.)
incorporation or
organization)


                1119 7TH AVENUE, VERO BEACH, FL 32960
               (Address of principal executive offices)


                            (561) 562-7389
                   (Registrant's telephone number)


               131 EGRET DRIVE, JUPITER, FLORIDA 33458
         (Former Name, Former Address and Former Fiscal Year,
                    if changed since last report)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On November 19, 1999, effective control and management of the Registrant was changed. All relevant factors concerning this change of control are set forth in the Registrant's Form 14(f) which was filed with the Commission on November 22, 1999, pursuant to the Securities Exchange Act of 1934 and Rule 14(f)-1 thereunder. A copy of the Form is incorporated by reference herein, and is attached as an exhibit, described in the exhibit index as Exhibit "99.1".

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On December 13, 1999, Innovative Technology Systems, Inc. (the "Company") completed the acquisition of Stanfield Educational Alternatives, Inc. ("Stanfield") pursuant to an Agreement and Plan of Share Exchange dated December 10, 1999. In accordance with the Agreement, the Company acquired all of the issued and outstanding shares of Stanfield in exchange for shares of the Company. The terms provided that each (1) share of the Company is to be exchanged for (2) shares of Stanfield. A copy of the Agreement and Plan of Share Exchange is attached to this filing and marked as Exhibit "2.1" in the exhibit index.

In accordance with Florida Statute 607.1105(i)(b), Innovative Technologies, Inc., a Florida corporation and Stanfield Educational Alternatives, Inc., a Florida corporation, filed with the Secretary of State of Florida Articles of Share Exchange. A copy of the Articles of Share Exchange is attached hereto and marked Exhibit "3.1" as described in the exhibit index.

Stanfield Educational Alternatives, Inc., as a result of the share exchange, has become a wholly owned subsidiary of the Company. Stanfield's executive offices are located in Vero Beach, Florida. The Company has also moved its executive offices to the present Stanfield offices.

Stanfield Educational Alternatives provides a variety of educational services to children and adults. It conducts highly specialized reading tutorial programs which are made available to children and adults. The Company also provides a full range of national test preparation courses via computerized instruction, including G.E.D. preparation courses. Stanfield also has a program which provides instructional materials which trains children to write their own books and have them bound with illustrations. An additional division of the Company provides "home school" tutorial and supervision services in various geographical areas around the United States.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

The financial statements required to be filed pursuant to Item 7 have not been filed in this Report. The financial statements as required will be filed not later than (60) days after the filing of this Report.

FORWARD LOOKING STATEMENTS

This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 14, 1999          /s/Lawrence Stanfield
                                   Lawrence Stanfield, President

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                            EXHIBIT INDEX


Exhibit No.         DESCRIPTION

99.1                Registrant's Form 14(f) filed with the
                    Commission on November 22, 1999

2.1                 Agreement and Plan of Share Exchange

3.1 Articles of Share Exchange filed with the Secretary of State of Florida



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